                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2007
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                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

         Indiana                          0-25023             35-2056949
         -------                         ---------            ----------
(State or other jurisdiction of         (Commission         (IRS Employer
       incorporation)                   File Number)        Identification No.)

         220 Federal Drive N.W., Corydon, Indiana               47112
         ----------------------------------------               ------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.
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         On May 17, 2007, First Capital, Inc., the holding company for First Harrison Bank, mailed a first quarter report to its shareholders for the quarter ended March 31, 2007. The quarterly report to shareholders for the quarter ended March 31, 2007 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired: Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Shell Company Transactions:  Not applicable

         (d)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              First Quarter Report to Shareholders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST CAPITAL, INC.


Dated:    May 17, 2007                 By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer